Exhibit 99.1

China Information Security Technology Announces Corporate Name Change to China
Information Technology, Inc.

- New NASDAQ Ticker Symbol and Company Logo

- Enhances Corporate Brand Recognition to Further Expand Across China

Shenzhen, China, August 26, 2010 -- China Information Security Technology, Inc. (Nasdaq: CPBY) ("China Information Security" or the "Company"), a leading total solutions provider of Geographic Information Systems (GIS), digital public security and hospital information systems in China, today announced that it will change its corporate name to China Information Technology, Inc., effective as of August 26, 2010.

In connection with the name change, the Company’s ticker symbol on NASDAQ will change to CNIT, and the Company’s new corporate website will become www.chinacnit.com. In addition, the domain name for the Company’s corporate email addresses will change to (email)@chinacnit.com and the Company’s new logo and globally registered trademark will become CNIT.

Mr. Jiang Huai Lin, Chairman and CEO of the Company, commented, “We believe that our new corporate name more appropriately reflects our expansion beyond the information security sector to our core business operations in information systems technology. Our goal is to establish sales office or representative in over 30 provinces and provincial cities by the end of 2010, and in over 300 prefecture cities across the country in the next five years. We expect that our name change will aid in and facilitate these expansion plans by unifying and enhancing our brand as our business continues to expand.”

About China Information Security Technology, Inc.

China Information Security Technology, Inc., together with its subsidiaries, specializes in Geographic Information Systems (GIS), digital public security and hospital information systems, with the goal of being the largest GIS software provider in the People’s Republic of China. Headquartered in Shenzhen, China, the Company’s total solutions include specialized software, hardware, systems integration, and related services organized into three business segments – Geographic Information Systems, Digital Information Security Technology (DIST), and Digital Hospital Information Systems (DHIS). To learn more about the Company, please visit its corporate website at http://www.chinacpby.com.

Safe Harbor Statement

This press release may contain certain "forward-looking statements" relating to the business of China Information Security Technology, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding: the significance of the Company's name change and its ability to aid in and facilitate the Company’s expansion plans; the general ability of the Company to achieve its commercial objectives, including the Company’s goal to establish sales office or representative in over 30 provinces and provincial cities by the end of 2010, and in over 300 prefecture cities across the country in the next five years; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

For further information, please contact:

China Information Security Technology, Inc.

 Iris Yan
Tel: +86-755-8370-4767
Email: ir@chinacpby.com
http://www.chinacpby.com

Christensen Kathy Li
Tel: +1-480-614-3036
Email: kli@christensenir.com

Roger Hu
Tel: +86-158-1049-5326
Email: rhu@christensenir.com